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SPDR(R) KBW MORTGAGE FINANCE(SM) ETF                                         KME
                                                                   (NYSE Ticker)
SUMMARY PROSPECTUS - OCTOBER 31, 2009

Before you invest in the SPDR KBW Mortgage Finance ETF (the "Fund"), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2009, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=KME. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

 INVESTMENT OBJECTIVE
 The SPDR KBW Mortgage Finance ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

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
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MANAGEMENT FEES                                0.35%
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DISTRIBUTION AND SERVICE (12b-1) FEES          0.00%
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OTHER EXPENSES*                                0.00%
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TOTAL ANNUAL FUND OPERATING EXPENSES           0.35%
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* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                      YEAR 1                                             YEAR 3
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                       $36                                                $113
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PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (April 29, 2009) to the end of the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Mortgage Finance Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase

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agreements and money market funds (including money market funds advised by SSgA
Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization weighted index that seeks to reflect the performance of companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock markets. The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MORTGAGE SECTOR RISK: The Fund's assets will generally be concentrated in the mortgage industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the mortgage industry versus a fund that was more diversified. The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.



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PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of shares known as "creation units." The creation unit for the Fund consists of 50,000 shares. Creation unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Individual shares of the Fund are listed for trading on NYSE Arca, Inc., and you may purchase shares of the Fund on the secondary market through your broker-dealer at market prices. Although it is expected that the market price of the Fund's shares typically will approximate its net asset value ("NAV"), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy shares of the Fund on the secondary market, and you may receive less than NAV when you sell those shares. As with all secondary market transactions, you may be charged brokerage commissions and may pay some or all of the spread between the bid and the offered price in the secondary market.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


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SPDR Series Trust
One Lincoln Street
Boston, MA 02111

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